Exhibit 10.4
                      ADDENDUM TO THE MASTER AGREEMENT FOR
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                              PURCHASE AND SALE OF
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                                 MORTGAGE LOANS
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                            (THIRD PARTY ORIGINATORS)
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         This Addendum to the Master Agreement for Purchase and Sale of Mortgage
Loans dated June 9, 1999 ("The Agreement") by and between Westmark Mortgage Corporation ("Seller") and EquiCredit Corporation of America ("Purchaser") witnesseth:

         WHEREAS, Seller desires to sell Accounts to Purchaser which have been originated in the name of, and funded by, a third party; ("Third Party Accounts" and "Third Party Originator(s)," respectively) and Purchaser is willing, subject to the additional terms of this addendum to purchase such Accounts. The parties therefore agree:

         1. Seller will notify Purchaser of the name of any company which acted as lender with respect to Third Party Accounts. The fact that an account is a Third Party Account and the name of the lender shall be disclosed at the time the loan is submitted for a price quotation. Purchaser may, but is not required to, notify Seller of the names of Third Party Originators whose Accounts it will refuse to purchase.

         2. Seller shall remain fully responsible for all obligations contained in the Agreement. Seller shall not be excused from any obligation under that agreement pertaining to the origination of the Account by reason of the fact that the loan was originated by a Third Party Originator. No qualification as to knowledge contained in and representation or warranty shall be effective if the Third Party Originator has such knowledge, or with the exercise of due diligence would be presumed to have such knowledge.

         IN WITNESS WHEREOF, the parties have executed this addendum this 25th day of June 1999.

EQUICREDIT CORPORATION OF AMERICA               WESTMARK MORTGAGE CORPORATION

By:                                             By:  /s/ Payton Story III
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Title:                                          Title:  PRESIDENT/COO
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Witness:                                        Witness:

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